                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-6                                  WEIGHTED AVERAGE PC RATE:    7.31109%
POOL NUMBER:  Group 1 = 1746, 1747
____________________________________________________________________________________________

ISSUE DATE:  06/29/2001
CERTIFICATE BALANCE AT ISSUE:    $627,986,652.59

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     298                          $87,366,062.75
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $108,934.25
Unscheduled Principal Collection/Reversals                            $33,133.24
Liquidations-in-full                                      21       $6,090,394.64
Net principal Distributed                                          $6,232,462.13     ($6,232,462.13)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        277                          $81,133,600.62

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $553,758.74

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $22,490.99

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $6,763,729.88

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-6                                  WEIGHTED AVERAGE PC RATE:    7.31109%
POOL NUMBER:  Group 1 = 1746, 1747
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 1                $14,092.25
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $6,232,462.13       $531,267.75             $0.00       $531,267.75             $0.00     $6,763,729.88

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $6,279,866.00             $0.00             $0.00             $0.00     $6,279,866.00
Bankruptcy Bond
   Single-Units           $124,338.00             $0.00             $0.00             $0.00       $124,338.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $12,559,733.00             $0.00             $0.00             $0.00    $12,559,733.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    6      $1,374,708.75         1        $239,307.90         1        $569,743.52

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         1        $685,522.91         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 04/25/2003 are as follows:

                Class       Class Principal Balance
                CB1                $4,077,872.85
                CB2                $2,609,838.64
                CB3                $1,468,034.24
                CB4                  $978,689.50
                CB5                  $652,459.65
                CB6                  $803,582.62
                              __________________
                Total             $10,590,477.50
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2003):

SERIES:  2001-6                 POOL NUMBER:  Group 1 = 1746, 1747

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $81,133,600.62**        $2,869,283.08***        $1,374,708.75***
Number:                         1773                      9                       6
% of Pool:                    100.00%                  3.54%                   1.69%
(Dollars)
% of Pool:                    100.00%                  0.51%                   0.34%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $239,307.90***          $569,743.52***          $685,522.91***
Number:                           1                       1                       1
% of Pool:                    0.29%                    0.70%                   0.84%
(Dollars)
% of Pool:                    0.06%                    0.06%                   0.06%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2003 scheduled payments and March 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
March 31, 2003.

Trading Factor, calculated as of distribution date : 0.12919638.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2003, and unscheduled prepayments in months prior to April ) can be calculated.